                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                              [Amendment No. ____]

Filed by the Registrant                     /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                          Clearworks Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1.       Title of each class of securities to which transaction
                  applies:
                  Not Applicable
                  --------------------------------------------------------------

         2.       Aggregate number of securities to which transaction applies:
                  Not Applicable
                  --------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  Not Applicable
                  --------------------------------------------------------------

         4.       Proposed maximum aggregate value of transaction:
                  Not Applicable
                  --------------------------------------------------------------

         5.       Total fee paid:
                  Not Applicable
                  --------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:  Not Applicable
                                           -------------------------------------
         2.       Form, Schedule or Registration Statement No.:  Not Applicable
                                                                 ---------------
         3.       Filing Party:  Not Applicable
                                 -----------------------------------------------
         4.       Date Filed:  Not Applicable
                               -------------------------------------------------

                          CLEARWORKS TECHNOLOGIES, INC.
                             2450 FONDREN, SUITE 200
                              HOUSTON, TEXAS 77063
                                 (713) 334-2595

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD _____, 2000

         The Annual Meeting Of Stockholders of ClearWorks Technologies, Inc. (the "Company") will be held on _____, 2000 at ______ a.m. (local time) at ___________________________, Houston, Texas, for the following purposes:

         1.       To elect a Board Of Directors consisting of three Directors.

         2. To consider a proposal to amend our Certificate Of Incorporation to change the name of our Company to ClearWorks.net, Inc.

         2. To consider a proposal recommended by the Board Of Directors to approve our 1999 Long-Term Incentive Plan.

         4. To consider and vote upon a proposal recommended by the Board Of Directors to ratify the selection of KPMG LLP to serve as our independent certified accountants.

         5. To transact any other business that properly may come before the annual meeting.

         Only the stockholders of record as shown on our transfer books at the close of business on March __, 2000 are entitled to notice of, and to vote at, the annual meeting.

         All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the annual meeting.

         ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE ANNUAL MEETING.

                                     By the Board Of Directors



                                     Michael T. McClere
                                     Chief Executive Officer

Houston, Texas
March __, 2000

                                 PROXY STATEMENT

                          CLEARWORKS TECHNOLOGIES, INC.
                             2450 FONDREN, SUITE 200
                              HOUSTON, TEXAS 77063
                                 (713) 334-2595

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD _____, 2000

         This proxy statement is provided in connection with the solicitation of proxies by the Board Of Directors of ClearWorks Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting Of Stockholders to be held at ______ a.m. (local time) on _____, 2000 at _______________________________, Houston, Texas, or at any adjournment or postponement of the annual meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to stockholders on or about March __, 2000.

         The shares represented by all proxies that are properly executed and submitted will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted (1) for each of the three nominees for director whose names are set forth on the proxy card, (2) in favor of the amendment of our Certificate Of Incorporation to change the name of our Company to ClearWorks.net, Inc., (3) in favor of adoption of the 1999 Long-Term Incentive Plan, and (4) in favor of ratification of KPMG LLP as our independent certified accountants.

         A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the annual meeting, that the proxy be returned.

         The solicitation of proxies is to be made principally by mail; however, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders. Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders. If sufficient votes for approval of the matters to be considered at the annual meeting have not been received prior to the meeting date, we intend to postpone or adjourn the annual meeting in order to solicit additional votes. The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders' shares with respect to a postponement or adjournment of the annual meeting. At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

                   RECENT DEVELOPMENTS CONCERNING THE COMPANY

         PRIVATE PLACEMENT OF SECURITIES

         On December 13, 1999, we closed a private placement transaction with Candlelight Investors LLC, a Delaware limited liability company. We refer to this transaction as the "Private Placement".

         In the Private Placement, we received from Candlelight a total of $3,000,100 in exchange for $3,000,000 total face value 6% Convertible Debentures (the "Debentures") together with warrants to purchase up to 210,000 shares of common stock (the "Warrants"). The Warrants are exercisable at $3.16 per share. The Debentures are convertible at the lower of $3.30 per share or 92 percent of the average of the three lowest closing bid prices (the "Average Lowest Closing Price") for our common stock during the 30 days immediately preceding conversion. However, if the Average Lowest Closing Price is less than $1.50 per share, then the conversion price of the Debentures shall be equal to the Average Lowest Closing Price without modification. We also gave Candlelight the right to acquire, upon total payment to us of $2,000,000, an additional $2,000,000 face value Debentures and additional Warrants to purchase up to 140,000 shares of common stock. We registered resales of the common stock underlying all Debentures and Warrants that have been or may be issued to Candlelight

         In connection with the Private Placement, we also agreed not to sell our securities until July 4, 2000 unless the securities are (1) issued in connection with a public offering of at least $15 million, (2) in connection with an acquisition of additional businesses or assets, or (3) as compensation to employees, consultants, officers or directors.

         ACQUISITION OF ADDITIONAL SUBSIDIARIES

         On December 30, 1999, we acquired all the outstanding stock of two Texas corporations, United Computing Group, Inc. and United Consulting Group, Inc. (collectively referred to as "UCG"). Both companies became wholly owned subsidiaries of ClearWorks Integration. UCG provides Internet consulting, design, and implementation, including the sale, installation and integration of computer hardware equipment, as well as information technology and staffing. This type of business is typically referred to in the technology industry as an accelerator company. We paid 2,000,000 shares of common stock for the purchase of UCG. In addition, we provided UCG a $500,000 loan, the proceeds of which were used to repay loans to UCG made by former shareholders of UCG. The funding for the cash portion of this acquisition was derived from funds raised in the Private Placement.

         FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

         Our financial statements for the year ended December 31, 1998 are included in our General Form For Registration Of Securities on Form 10-SB/A-3 and are incorporated into this proxy statement by reference. Our unaudited financial statements for the nine months ended September 30, 1999 are included in our Form 10-QSB for the quarter ended September 30, 1999 and are incorporated into this proxy statement by reference. Each of these reports also includes a Management's Discussion And Analysis Of Financial Condition And Results Of Operations for the respective periods covered by the Reports. Copies of these reports are being sent to each stockholder with this proxy statement.

         OFFICES AND CONTACT INFORMATION

         Our main offices are located at 2450 Fondren, Suite 200, Houston, Texas 77063. The telephone number is (713) 334-2595, our fax number is (713) 334-6565 and our web site is www.clearworks.net.

                            1. ELECTION OF DIRECTORS

         At the annual meeting, the stockholders will elect three directors to serve as our Board Of Directors. Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. The affirmative vote of a majority of the shares represented at the annual meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each stockholder is entitled to one vote for each share of common stock held in his or her name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors. Each of the nominees currently is a director of the Company.

         Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

         The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees, including stock ownership and compensation, see "--Executive Compensation", "--Stock Ownership Of Directors And Principal Stockholders", and "--Certain Transactions With Management And Principal Stockholders".


                                              Position With                  Expiration Of          Initial Date
      Name                         Age         the Company                 Term as Director         as Director
      ----                         ---         -----------                 ----------------         ------------
Michael T. McClere                 39     Chairman of the Board and       2000 Annual Meeting        March 1998
                                          Chief Executive Officer

Raymond G. Harrell III             37     Director                        2000 Annual Meeting       January 2000

Dennis Majeski                     54     Director                        2000 Annual Meeting       January 2000

         MICHAEL T. MCCLERE. Mr. McClere is our Chairman of the Board, Chief Executive Officer and a director. Prior to joining us, Mr. McClere had been involved in several businesses in the information technology (IT) area, serving on the board of directors and as chief executive officer. Mr. McClere has been involved in the purchasing of numerous businesses, as well as selling businesses that he had assisted in the development. Mr. McClere's business background includes all aspects of the development and implementation of information technology businesses. Mr. McClere has also assisted in the development and implementation of major technology deployments for NASA in various space centers throughout the world. As a consultant on information systems, Mr. McClere assisted Lockheed Engineering
& Sciences Company from May 1988 to October 1990, SAE, Inc. from May 1984 to May 1988, and Baker Hughes from May 1979 to May 1984. Mr. McClere has over seventeen years experience in the information technology field. He received a BS in Computer Science from The University of Houston-University Park in 1988.

         Mr. McClere is not a director of any other entity that has securities registered under the Securities Exchange Act of 1934.

         RAYMOND G. HARRELL III, age 37, has been a director of our company since January 2000. Mr. Harrell currently is employed by Continental Airlines as a Director of International Schedules and has been employed by Continental Airlines since September 1987. He attended the University of Houston and in 1985 earned a Bachelor of Science degree in Industrial Distribution.

         Mr. Harrell is not a director of any other entity that has securities registered under the Securities Exchange Act of 1934.

         DENNIS MAJESKI, age 54, has been a director of our company since January 2000. He has been involved in the information technology field for over 25 years. Mr. Majeski currently is employed by Alcatel, Inc. as a Territory Manager and has been employed by Alcatel (formerly known as Xylan) for two years. His business background includes all aspects of the development and implementation of information technology. He was employed by Milky Way Networks, Inc. from 1996 to 1997, Luxcom, Inc. from 1991 to 1996, and AT&T from 1970 to 1982. He attended the University of Nebraska (1968 to

1974) and the Longview College (1974 to 1976).

         Mr. Majeski is not a director of any other entity that has securities registered under the Securities Exchange Act of 1934.

         OTHER EXECUTIVE OFFICERS

         SHANNON D. MCLEROY. Mr. McLeroy serves as our President and Secretary. Mr. McLeroy has been in the systems integration business for over ten years. He has worked beginning as a technician and has progressed through various stages of management. Mr. McLeroy has managed teams of engineers to deploy technical computer services with the last three companies with which he has worked. Mr. McLeroy was solely responsible for managing and putting together a team of computer professionals to run a major portion of Exxon USA's network. This network was responsible for delivering key financial and business data to enable Exxon to perform its business.

         CARL A. CHASE. Mr. Chase is our Chief Financial Officer and the Treasurer. Mr. Chase is responsible for managing the finance, accounting, tax, treasury, investor relations and risk management functions. Prior to joining us, Mr. Chase was Vice President-Finance and Chief Financial Officer of Bannon Energy Incorporated, a privately owned energy company involved in the exploration for and production of oil, natural gas and natural gas liquids from December 1992 to August 1999. At Bannon, Mr. Chase was responsible for the financial and administrative functions including financial reporting, investor relations, liaison with financial institutions, financing for capital programs, product price hedging and risk management. Mr. Chase has 24 years experience in the areas of finance, accounting and administration, primarily in the oil and gas industry. He has held various positions with both major and independent oil and gas companies. In those positions, Mr. Chase was responsible for SEC reporting and compliance, obtaining financing for capital programs, mergers and acquisitions, budgeting and forecasting and policies, procedures and internal controls. Mr. Chase received a Bachelor of Accountancy degree from the University of Oklahoma in 1975.

         Each of the officers serves at the pleasure of the Board Of Directors. There are no family relationships among our officers and directors.

         BOARD AND COMMITTEE MEETINGS

         The Board Of Directors met four times during the fiscal year ended December 31, 1999 and all directors were present at each of those meetings.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. We believe that during the year ended December 31, 1999, our officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements, except that three persons were late in filing their initial statements of beneficial ownership on Form 3, which forms were required to be filed no later than 10 days after we became subject to Section 16(a). The persons who were late in filing Forms 3 were: Michael T. McClere, our Chief Executive Officer, Chairman Of The Board and a beneficial owner of more than 10% of our common stock; Shannon D. McLeroy, our President and Secretary; and Carl A. Chase, our Chief Financial Officer and Treasurer.

         In making these statements concerning compliance with Section 16(a), we have relied upon the written representations of our directors and officers and our review of the copies of beneficial ownership statements of changes filed with us by our officers and directors.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE

         The following table sets forth in summary form the compensation received during each of the last three successive completed fiscal years by Michael T. McClere, our Chief Executive Officer and Chairman Of The Board and Shannon D. McLeroy, our President and Secretary. None of our other executive officers received total salary and bonus exceeding $100,000 during any of the last three completed years. Carl A. Chase, our Chief Financial Officer and Treasurer, is earning an annual salary of $108,000 for 2000.


                                                   SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Long Term Compensation
                                                                             --------------------------------------
                                         Annual Compensation                        Awards              Payouts
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Other Annual   Restricted                   LTIP      All Other
Name and                   Fiscal Year     Salary      Bonus     Compensation   Stock Awards   Options       Payouts   Compensation
Principal Position                         ($)(1)      ($)(2)    ($)(3)         ($)            (#)           ($)(4)    ($)(5)
----------------------------------------------------------------------------------------------------------------------------------
Michael T. McClere,           1999         $144,792     -0-          -0-            -0-       500,000 (6)     -0-          -0-
Chief Executive Officer       1998 (7)(8)  $ 78,125     -0-          -0-            -0-           -0-         -0-          -0-
and Chairman Of The           1997         $  -0-       -0-          -0-            -0-           -0-         -0-          -0-
Board
----------------------------------------------------------------------------------------------------------------------------------
Shannon D. McLeroy,           1999         $104,792     -0-          -0-            -0-       500,000 (6)     -0-          -0-
President and Secretary       1998 (7)     $ 73,375     -0-          -0-            -0-           -0-         -0-          -0-
                              1997         $ 11,250     -0-          -0-            -0-           -0-         -0-          -0-
----------------------------------------------------------------------------------------------------------------------------------

         (1) The dollar value of base salary (cash and non-cash) received during the year indicated.

         (2) The dollar value of bonus (cash and non-cash) received during the year indicated.

         (3) During the period covered by the Summary Compensation Table, we did not pay any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property.

         (4) Except for our 1999 Long-Term Incentive Plan and 1998 Stock Warrant Plan, we do not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one fiscal year.

         (5) All other compensation received that we could not properly report in any other column of the Summary Compensation Table including annual contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by us on our behalf with respect to term life insurance for the benefit of the named executive officer, and the full dollar value of the remainder of the premiums paid by us on our behalf.

         (6) These options were granted in accordance with our 1999 Long-Term Incentive Plan. For additional information regarding this plan, please see below "-1999 Long-Term Incentive Plan".

         (7) As part of our April 1998 recapitalization with Southeast, a Stock Warrant Plan dated April 24, 1998 was executed by the former management of Southeast in conjunction with the Agreement for Purchase of Common Stock dated April 1, 1998 and Addendum to Agreement for Purchase of Common Stock dated April 24, 1998. In the Addendum to Agreement for Purchase of Common Stock, the management of Southeast agreed to issue warrants to each of the stockholders of Southeast in amounts proportionate to their stockholdings in Southeast. The names of the stockholders and the number of warrants issued to each are set forth below. Although Mr. McLeroy, Mr. McClere and entities related to Mr. McClere each received warrants in this transaction, we did not recognize issuance of the warrants to be compensation to either Mr. McLeroy or Mr. McClere because the warrants were exchanged for equity interests owned by each of the persons or entities named below:


         Name:                              Warrant Class                       Amount
         -----                              -------------                       ------
         Shannon D. McLeroy                          A                          300,000
                                                     B                          300,000

         Michael T. McClere                          A                          210,000
                                                     B                          210,000

         Tech Technologies Services LLC*             A                          240,000
                                                     B                          240,000

         Rachel McClere 1998 Trust                   A                           50,000
                                                     B                           50,000

         McClere Family Trust                        A                          200,000
                                                     B                          200,000

         ---------------------------

         * Celia Figueroa is the General Manager of Tech Technologies Services LLC and therefore may be considered a beneficial owner of the warrants held in the name of Tech Technologies. At the time of the transaction described above, Ms. Figueroa was Secretary and General Counsel of the Company. Also, as described below in "-- Stock Ownership Of Directors And Principal Officers", Michael T. McClere owns 90% of the outstanding equity interests in Tech Technologies and also may be considered to be a beneficial owner of the warrants held in the name of Tech Technologies.

         For a description of the Class A and Class B warrants, see "Description of Securities - Warrants".

(8) From January 1, 1998 to March 31, 1998, we engaged Tech Technologies as a consultant pursuant to a consulting agreement that provided that Tech Technologies would provide financial and managerial consulting services to us in exchange for $10,000 per month. During that period, Michael T. McClere was the General Manager of Tech Technologies. Effective April 1, 1998 the consulting agreement with Tech Technologies was terminated and Mr. McClere became an employee of our company.

         OPTION GRANTS TABLE

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 1999 to each person named above in the Summary Compensation Table.


-------------------------------------------------------------------------------------------------------------
                                                  % of Total Options
                                    Options       Granted to Employees     Exercise or Base     Expiration
Name                                Granted (#)   in Fiscal Year           Price ($/Share)         Date
-------------------------------------------------------------------------------------------------------------
Michael T. McClere                   500,000            17.4%                $2.00/Share         12/09/04
-------------------------------------------------------------------------------------------------------------
Shannon D. McLeroy                   500,000            17.4%                $2.00/Share         12/09/04
-------------------------------------------------------------------------------------------------------------

The options described above were issued pursuant to our 1999 Long Term Incentive Plan and will become exercisable only upon approval of that plan by our stockholders as described below in "-Long Term Incentive Plan". The options are shown in this table and also in the Summary Compensation Table under "Long Term Compensation Awards Options".

         LONG-TERM INCENTIVE PLAN

         On May 12, 1999, the Long-Term Incentive Plan (the "1999 Plan") was adopted by our Board Of Directors. Pursuant to the 1999 Plan, an aggregate of 10,000,000 shares of common stock may be granted to our employees, or employees of our subsidiaries, who have contributed or are contributing to our success. Alternatively, options to purchase common stock, stock appreciation rights or cash may be granted instead of outright awards of stock. In order to become and remain fully effective, the 1999 Plan must be approved by our stockholders on or before May 12, 2000. The 1999 Plan is subject to approval by our stockholders at the annual meeting, and no shares may be issued pursuant to the 1999 Plan unless and until it is approved by the stockholders. The options that may be granted pursuant to the 1999 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or nonqualified options. The 1999 Plan currently is administered by the Board Of Directors. Administration of the 1999 Plan includes determination of the terms of options granted under the 1999 Plan. At February 17, 2000, options to purchase 3,017,500 shares were outstanding under the 1999 Plan and options to purchase 6,982,500 shares were available to be granted pursuant to the 1999 Plan. For additional information regarding the 1999 Plan, see below "2. Proposal To Adopt 1999 Long-Term Incentive Plan".

         On December 9, 1999, options to purchase 500,000 shares of our common stock were granted to each of Michael T. McClere and Shannon McLeroy pursuant to the 1999 Plan. Upon stockholder approval of the 1999 Plan, these options will then be exercisable at a price of $2.00 per share and all of the options will expire on December 9, 2004. Also on December 9, 1999, options to purchase 400,000 shares for $.25 per share were granted to Carl Chase pursuant to the 1999 Plan. Mr. Chase's options also expire on December 9, 2004. Upon stockholder approval of the 1999 Plan, options held by Mr. Chase to purchase 100,000 shares will then be exercisable and options to purchase 100,000 shares will become exercisable on each of August 16, 2001, August 16, 2002 and August 16, 2003. The options issued to each of Messrs. McClere and McLeroy also are included above in both the Summary Compensation Table and the Option Grants Table.

         STOCK WARRANT PLAN

         Effective as of April 24, 1998, Southeast instituted a Stock Warrant Plan (the "Warrant Plan"). After the merger of Southeast into our company on May 12, 1998, the Warrant Plan continued to be effective as our stock warrant plan. Pursuant to the Warrant Plan, we may issue warrants to purchase common stock, including Class A Warrants or Class B Warrants, to key employees, directors, and other persons who have contributed or are contributing to our success. Each Class A or Class B Warrant allows the holder to purchase one share of common stock. The maximum number of shares underlying all warrants that may be granted pursuant to the Warrant Plan is limited to 5,000,000 shares. The Warrant Plan is administered by the Board Of Directors. At February 17, 2000, Class A Warrants to purchase 1,000,000 shares and Class B Warrants to purchase 1,000,000 shares were outstanding under the Warrant Plan, additional warrants to purchase 1,010,000 shares also were outstanding under the Warrant Plan, and warrants to purchase 1,990,000 shares were available to be granted pursuant to the Warrant Plan.

         COMPENSATION OF OUTSIDE DIRECTORS

         Members of our Board Of Directors, regardless of whether employed by us, are not compensated for meeting attendance or otherwise, but are entitled to reimbursement for travel expenses. We do not pay additional amounts for committee participation or special assignments of the Board Of Directors.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
         CHANGE-IN-CONTROL ARRANGEMENTS

         Currently, there are no written employment contracts with respect to any of our officers and no compensatory plan or arrangement that results or will result from the resignation, retirement, or any other termination of an executive officer's employment or from a change in control of our company or a change in an executive officer's responsibilities following a change in control.

         STOCK OWNERSHIP OF DIRECTORS AND PRINCIPAL STOCKHOLDERS

         As of February 17, 2000, there were 20,894,957 shares of common stock outstanding. The following table sets forth information as of that date with respect to the beneficial ownership of common stock by each director and nominee for director, by all executive officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of the common stock:



         Name and Address                           Number of Shares             Percentage of
        of Beneficial Owner                      Beneficially Owned (1)        Shares Outstanding
        -------------------                      ----------------------        ------------------

Michael T. McClere                                     6,103,699 (2)                  26.8%
2450 Fondren, Suite 200
Houston, Texas  77063

Shannon D. McLeroy                                     2,875,625 (3)                  13.1%
2450 Fondren, Suite 200
Houston, Texas  77063

Carl A. Chase                                            100,000 (4)                    *
2450 Fondren, Suite 200
Houston, Texas  77063

Raymond G. Harrell III                                       600                        *
4335 Alysheba Lane
Friendswood, Texas  77546

Dennis Majeski                                             1,000                        *
25227 Grogan's Mill Road, Suite 125
The Woodlands, Texas  77380

All Executive Officers and Directors as a              9,380,924 (2)(3)(4)            38.6%
group (five persons)

Tech Technologies Services LLC                         1,980,000 (5)                   9.3%
2450 Fondren, Suite 205
Houston, Texas 77063

---------------------------------
*Less than one percent.

(1) "Beneficial ownership" is defined in the regulations promulgated by the U.S. Securities and Exchange Commission as having or sharing, directly or indirectly (A) voting power, which includes the power to vote or to direct the voting, or (B) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes options to purchase up to 500,000 shares of common stock at an exercise price of $2.00 per share, which options will be exercisable until December 9, 2004. These options were granted pursuant to the 1999 Plan and will become exercisable only upon approval of the 1999 Plan by the stockholders. Also includes Class A warrants to purchase 210,000 shares of common stock held by Mr. McClere, Class A warrants to purchase 50,000 shares held by the Rachel McClere 1998 Trust and Class A warrants to purchase 200,000 shares held by the McClere Family Trust. The Class A warrants currently are exercisable at an exercise price of $3.00 per share until the warrants expire on April 24, 2003. Also includes Class B warrants to purchase 210,000 shares of common stock held by Mr. McClere, Class B warrants to purchase 50,000 shares held by the Rachel McClere 1998 Trust and Class B warrants to purchase 200,000 shares held by the McClere Family Trust. The Class B warrants currently are exercisable at an exercise price of $6.00 per share until the warrants expire on April 24, 2008. Also includes 312,500 shares held by the Rachel McClere 1998 Trust and 1,250,000 shares held by the McClere Family Trust. Also includes 1,500,000 shares of common stock and warrants to purchase 480,000 shares of common stock, all of which are held by Tech Technologies Services LLC. Mr. McClere owns 90 percent of the outstanding equity interests in Tech Technologies Services LLC. The warrants held by Tech Technologies are described in footnote (5) below. The securities held by Tech Technologies are included twice in the table; they are listed as being held beneficially by both Mr. McClere and Tech Technologies.

(3) Includes options to purchase up to 500,000 shares of common stock at an exercise price of $2.00 per share, which options will be exercisable until December 9, 2004. These options were granted pursuant to the 1999 Plan and will become exercisable only upon approval of the 1999 Plan by the stockholders. Also includes immediately exercisable Class A warrants to purchase 300,000 shares of common stock at an exercise price of $3.00 per share until the warrants expire on April 24, 2003. Also includes immediately exercisable Class B warrants to purchase 300,000 shares of common stock at an exercise price of $6.00 per share until the warrants expire on April 24, 2008. Also includes 625 shares held by Mr. McLeroy's wife.

(4) Includes options to purchase up to 100,000 shares of common stock until December 9, 2004. Exercise of these options is subject to stockholder approval of the 1999 Plan. On December 9, 1999, Mr. Chase was granted options to purchase up to 400,000 shares for $.25 per share until December 9, 2004. Upon receipt of stockholder approval, options to purchase 100,000 of these shares will then be immediately exercisable, and options to purchase 100,000 will become exercisable on each of August 16, 2001, August 16, 2002 and August 16, 2003.

(5) Includes currently exercisable Class A warrants to purchase 240,000 shares of common stock at an exercise price of $3.00 per share until the warrants expire on April 24, 2003. Also includes currently exercisable Class B warrants to purchase 240,000 shares of common stock at an exercise price of $6.00 per share until the warrants expire on April 24, 2008. All of the securities indicated are included twice in the table; they are listed as being held beneficially by both Michael
         T. McClere and Tech Technologies Services LLC. Mr. McClere owns 90 percent of the outstanding equity interests in Tech Technologies.

CERTAIN TRANSACTIONS WITH MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         During 1997, we borrowed $22,000 from Michael T. McClere with a note due November 13, 1998 and borrowed an additional $30,000 from Mr. McClere with a note due March 31, 1999. These notes were repaid during 1999. During 1999, we advanced to Mr. McClere an aggregate of $52,000. Mr. McClere has advised us that he believes that substantially all of this amount will be covered by actual expenses previously incurred by Mr. McClere on our behalf.

         In connection with the transaction between Millennium Integration Technologies, Inc. ("Millennium") and Southeast Tire Recycling, Inc., during 1998 a total of 1,312,500 shares of common stock were issued to Michael T. McClere and 1,875,000 shares of common stock were issued to Shannon D. McLeroy, who together were the principal stockholders of Millennium. We also agreed to issue warrants to purchase 920,000 shares of stock to Mr. McClere and his affiliates, warrants to purchase 600,000 shares of stock to Mr. McLeroy and warrants to purchase 480,000 shares of stock to Tech Technologies Services LLC. Mr. McClere is the beneficial owner of 90 percent of the outstanding equity interests of Tech Technologies. The General Manager of Tech Technologies is Celia Figueroa who was our General Counsel and Secretary at the time of this transaction. One-half of the warrants were Class A warrants and one-half were Class B warrants. For a description of the Class A and Class B warrants, see "Description Of Securities - Warrants".

         On December 13, 1999, we borrowed $150,000 from Michael T. McClere, our Chairman Of The Board and Chief Executive Officer. This loan was evidenced by a promissory note and bore interest at the rate of 12% per year until we repaid it on January 10, 2000.

         On December 9, 1999, options to purchase 500,000 shares of our common stock were granted to each of Michael T. McClere and Shannon McLeroy pursuant to the 1999 Plan. Upon stockholder approval of the 1999 Plan, these options will be exercisable at a price of $2.00 per share and all of the options will expire on December 9, 2004. Also on December 9, 1999, options to purchase 400,000 shares for $.25 per share were granted to Carl Chase pursuant to the 1999 Plan. Upon stockholder approval of the 1999 Plan, option held by Mr. Chase to purchase 100,000 shares will then be exercisable and options to purchase 100,000 shares will become exercisable on each of August 16, 2001, August 16, 2002 and August 16, 2003. Mr. Chase's options also expire on December 9, 2004.

         Except as described above, during the last two years there were no transactions between us and our directors, executive officers or known holders of greater than five percent of the common stock in which the amount involved exceeded $60,000 and in which any of the foregoing persons had or will have a material interest.

               2. PROPOSAL TO ADOPT 1999 LONG-TERM INCENTIVE PLAN

         The Board Of Directors has adopted, subject to stockholder approval, our 1999 Long-Term Incentive Plan (the "1999 Plan"). The 1999 Plan will terminate, and all options granted under the Plan will be void, if the Plan is not approved by the stockholders on or before May 12, 2000.

         Pursuant to the 1999 Plan, an aggregate of 10,000,000 shares of common stock may be granted to our employees, or employees of our subsidiaries, who have contributed or are contributing to our success. Alternatively, options to purchase common stock, stock appreciation rights or cash may be granted instead of outright awards of stock. The options that may be granted pursuant to the 1999 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or nonqualified options.

         The effect of the adoption of the 1999 Plan will be to make shares available for issuance pursuant to stock awards under the 1999 Plan and to increase the number of shares upon the exercise of options that may be granted under all our stock option plans, which will allow us to grant more options from time to time and thereby augment our program of providing incentives to employees. The number of shares authorized to be issued pursuant to the 1999 Plan is a maximum aggregate. Therefore, the number of incentive options granted reduces the remaining number of options that can be granted as non-qualified options; similarly, the number of non-qualified options granted reduces the remaining number of option that can be granted as incentive options. Likewise, the number of shares awarded outright reduces the number of options that may be issued, and the number of options issued reduces the number of shares available for awards of stock. There currently are 72 employees eligible to receive incentive options, non-qualified options or other awards pursuant to the 1999 Plan.

         The 1999 Plan will be administered by an option committee which may be composed of either the entire Board Of Directors or by a committee, appointed by the Board Of Directors, of at least two directors. If the option committee consists of less than the entire Board, each member of the committee is required to be a "non-employee director" as defined in SEC regulations. To the extent necessary for any option granted under the 2000 Plan to be considered as performance based compensation that is not subject to limitations on deductibility under the Internal Revenue Code (the "Code"), each member shall be an "outside director" as defined in the Code and related regulations. A "non-employee director" is a director who (1) is not currently an officer or employee of the Company or any of its subsidiaries; (2) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director; and (3) is not involved in any transaction that is required to be disclosed in our Form 10-KSB and proxy reports as a related party transaction. An "outside director" means, generally, a director who (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services during the taxable year in question, (3) has not been an officer of the Company, and
(4) does not receive compensation from the Company, either directly or indirectly, in any capacity other than as a director. The option committee has discretion to select the persons to whom awards, rights, incentive options or non-qualified options will be granted, the number of shares to be granted, the terms of the grants and the exercise price of any options granted. However, no option may be exercisable more than 10 years after the granting of the option, and no option may be granted under the 1999 Plan after May 12, 2009.

         The 1999 Plan provides that the exercise price of incentive options granted cannot be less than the fair market value of the underlying common stock on the date the incentive options are granted. No incentive option may be granted to an employee who, at the time the incentive option would be granted, owns more than ten percent of our outstanding stock unless the exercise price of the incentive option granted to the employee is at least 110 percent of the fair market value of the stock subject to the incentive option. In addition, the aggregate fair market value (determined as of the date an option is granted) of the common stock underlying incentive options granted to a single employee which become exercisable in any single calendar year may not exceed $100,000.

         All options granted under the 1999 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the 1999 Plan.

         Options granted pursuant to the 1999 Plan will not be transferable during the optionee's lifetime except in limited circumstances set forth in the 1999 Plan. Subject to the other terms of the 1999 Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted.

         It currently is anticipated that the issuance of the options and underlying shares of common stock will be covered by an effective registration statement. Transactions effected pursuant to a valid registration statement will enable an optionee exercising options to receive unrestricted stock that may be transferred or sold in the open market unless the optionee is a director, executive officer or otherwise an affiliate of the Company. In the case of a director, executive officer or other affiliate, the common stock acquired through exercise of options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It also is anticipated that sales by affiliates will be covered by an effective registration statement.

         If a change, such as a stock split, is made in our capitalization which results in an exchange or other adjustment of each share of common stock for or into a greater or lesser number of shares, the option committee may proportionally adjust the exercise price and in the number of shares subject to each outstanding option. In the event of a stock dividend, the option committee also may adjust the terms of options so that each optionee may receive, upon exercise of the option, the equivalent of any stock dividend that the optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The option committee also may make provisions for adjusting the number of shares subject to outstanding options if we have one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of outstanding common stock.

         The Board Of Directors may at any time terminate the 1999 Plan or make such amendments or modifications to the 1999 Plan that the Board Of Directors deems advisable, except that no amendments may impair previously outstanding options unless consented to by the option holder, and amendments that materially modify eligibility requirements for receiving options, that materially increase the benefits accruing to persons eligible to receive options, or that materially increase the number of shares under the 1999 Plan must be approved by our stockholders.

         The incentive options issuable under the 1999 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the incentive options are under the Code as currently in effect. Pursuant to Section 422 of the Code, optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an incentive option. In addition, provided that the stock underlying the incentive option is not sold less than two years after the grant of the incentive option and is not sold less than one year after the exercise of the incentive option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An optionee also may be subject to the alternative minimum tax upon exercise of his incentive options. We will not be entitled to receive any income tax deductions with respect to the granting or exercise of incentive options or the sale of the common stock underlying the incentive options.

         Non-qualified options will not qualify for the special tax benefits given to incentive options under Section 422 of the Code. An optionee does not recognize any taxable income at the time the optionee is granted a non-qualified option. However, upon exercise of these options, the optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an optionee's sale of shares acquired pursuant to the exercise of a non-qualified option, any difference between the sale price and the fair market value of the shares on the date when the option was exercised will be treated as long-term or short-term capital gain or loss. Upon an optionee's exercise of a non-qualified option, we will be entitled to a tax deduction in the amount recognized as ordinary income to the optionee provided that the compensation amount is reasonable and we satisfy the applicable reporting requirements required under U.S. Treasury regulations.

         The Company has granted options pursuant to the 1999 Plan that will be void if the stockholders do not approve the 1999 Plan prior to May 12, 2000. The following table sets forth information concerning the portion of these conditional grants of stock options made pursuant to the 1999 Plan to Michael T. McClere and Shannon D. McLeroy (as described above under "Executive Compensation"), to all current executive officers of the Company as a group, and to all employees, including all current officers who are not executive officers, as a group. No grants of options were made under the 1999 Plan to any current directors who are not also executive officers.


                                                   NEW PLAN BENEFITS
                                              1999 LONG-TERM INCENTIVE PLAN

                                                                 Aggregate Exercise         Number Of Shares
             Name and Position                                  Price of Options ($)*      Underlying Options
             -----------------                                 ---------------------       ------------------

Michael T. McClere, Chief Executive Officer and                      $1,000,000                 500,000
   Chairman of the Board

Shannon D. McLeroy, President and Secretary                          $1,000,000                 500,000

All Current Executive Officers as a Group                            $2,100,000                1,400,000
   (Three Persons)

All Employees as a Group (Excluding Executive                        $1,253,125                1,617,500
  Officers; 69 Persons)


------------------

* The dollar value shown is the aggregate exercise price of all options granted to the person or group indicated as of February 17, 2000.

         REQUIRED VOTE; BOARD RECOMMENDATION

         The approval of holders of shares representing a majority of the votes represented at the annual meeting will be necessary to adopt the 2000 Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE 2000 PLAN.

                3. PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
                INCORPORATION TO CHANGE THE NAME OF THE COMPANY

         The Board Of Directors has approved, and recommends to the stockholders the approval of, (1) changing the name of the Company from ClearWorks Technologies, Inc. to ClearWorks.net, Inc., and (2) the filing of an amended Certificate Of Incorporation with the Delaware Secretary Of State in order to effect the name change.

         We began using the name ClearWorks.net, Inc. in April 1999. The primary reason for the use of the new name, which refers to the Internet, is that we utilize Internet protocol technology in supplying services to our customers. In order to provide these services, we install and maintain fiber optic and copper data transmission lines from our data transmission facilities to our prospective customers' properties. After the lines have been installed, we sell our customers telephone service, access to the Internet, and cable and satellite television programs, all of which are transmitted in digital format over the same lines. We refer to our ability to simultaneously offer telephone, Internet and video products as "Bundled Digital Servicessm". Our activities also relate to the Internet because our use of high-speed fiber optic cable is anticipated to aid in reducing Internet bottlenecks.

         The Board Of Directors has determined that the proposed name change is in the best interests of the Company and its stockholders because the name ClearWorks.net, Inc. more accurately reflects our focus on utilizing Internet protocol technology to supply our Bundled Digital Servicessm, including Internet-related products.

         REQUIRED VOTE; BOARD RECOMMENDATION

         The affirmative vote of the majority of the outstanding shares is required to approve the name change.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

                 4. PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP
                      AS CERTIFIED INDEPENDENT ACCOUNTANTS

         The Board Of Directors recommends that the stockholders vote in favor of ratifying the selection of the certified public accounting firm of KPMG LLP of Houston, Texas as the auditors who will audit financial statements, prepare tax returns, and perform other accounting and consulting services we request for the fiscal years ended December 31, 1999 and 2000 or until the Board Of Directors, in its discretion, replaces them.

         Our financial statements for the fiscal year ended December 31, 1998 were audited by the accounting firm of McManus & Co., P.C of Morris Plains, New Jersey. The Board determined to change auditors because KPMG LLP is more widely recognized in the national business community, which may enable us to more readily transact business if our operations continue to expand as presently contemplated. The decision to change auditors was based on potential future business prospects; there was no disagreement with McManus & Co., P.C. regarding accounting methods, auditing procedures or any other matters.

         An affirmative vote of the majority of shares represented at the annual meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the stockholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of KPMG LLP. It is expected that one or more representatives of KPMG LLP will be present at the annual meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. It is not expected that a representative of McManus & Co., P.C. will attend the meeting.

         The Board Of Directors unanimously recommends that the stockholders vote for approval of KPMG LLP as the Company's certified independent accountants.

                                 OTHER BUSINESS

         The Board Of Directors is not aware of any other matters that are to be presented at the annual meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the annual meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                                VOTING PROCEDURES

         Votes at the annual meeting are counted by an inspector of election appointed by the Chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, unless a different number of votes is required by Delaware law or our certificate of incorporation. Under Delaware law, the proposal to amend our certificate of incorporation to change the name of the company requires the approval of a majority of all the outstanding shares. Abstentions by those present at the annual meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

         In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2000 fiscal year, proposals by individual stockholders must be received by us no later than November 23, 2000. Stockholder proposals also must comply with certain SEC rules and regulations.

         In addition, the proxy solicited by the Board of Directors for the 2001 annual meeting of stockholders will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than February 7, 2001.

                           INCORPORATION BY REFERENCE

         We incorporate by reference into this proxy statement the following information included in reports filed with the Securities And Exchange
Commission:

         1. Item 2 (Management's Discussion And Analysis) and Part F/S (Financial Statements) included in our on Form 10-SB/A-3; and

         2. Items 1 (Financial Statements) and 2 (Management's Discussion And Analysis Of Results Of Operations And Financial Condition) included in our Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999.

                         AVAILABILITY OF OTHER DOCUMENTS

         Upon written request, we will provide, without charge, a copy of our General Form For Registration Of Securities on Form 10-SB/A-3, and a copy of our Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on March __, 2000. Any request for a copy of our on Form 10-SB/A-3 or 10-QSB should be mailed to the Secretary, ClearWorks.net, Inc., 2450 Fondren, Suite 200, Houston, Texas 77063.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement includes "forward-looking" statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical facts included in this proxy statement, including without limitation statements under "Recent Developments Concerning The Company" regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Cautionary Statements") are disclosed in the "Forward-Looking Statements--Cautionary Statements" section of our General Form For Registration Of Securities on Form 10-SB/A-3 as filed with the Securities and Exchange Commission on October 20, 1999. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

         This notice and proxy statement are sent by order of the Board Of Directors.



Dated:  March __, 2000                        Michael T. McClere
                                              Chief Executive Officer

                              * * * * *

             CLEARWORKS TECHNOLOGIES, INC. LONG-TERM INCENTIVE PLAN
                  (Established Effective ______________, 1999)

         1. OBJECTIVES. The ClearWorks Technologies, Inc. Long-Term Incentive Plan (the "Plan") is designed to retain selected employees of ClearWorks Technologies, Inc. (the "Company") and its Subsidiaries and reward them for making significant contributions to the success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under the Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

         "AWARD" means the grant of any form of stock option, stock appreciation right, restricted stock, deferred stock, stock award or cash award, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

         "AWARD AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award. Stock options shall be evidenced by award agreements, the terms and provisions of which need not be the same with respect to each Optionee.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Compensation Committee or such committee of the Board as is designated by the Board to administer the Plan. The Committee shall be constituted to permit the Plan to comply with Rule 16b-3.

         "COMMON STOCK" means the Common Stock, par value $.0001 per share, of the Company.

         "COMPANY" means ClearWorks Technologies, Inc., a Delaware Corporation.

         "DIRECTOR" means an individual serving as a member of the Board.

         "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

         "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3(d)(3), as promulgated by the Commission under the Exchange Act, as amended from time to time.

         "EFFECTIVE DATE" means the date specified by the Board at the time the Plan is approved by the Board"

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "FAIR MARKET VALUE" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,
(b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or (d) if none of the above is applicable, such amount as may be determined by the Board (or an Independent Third Party, should the Board elect in its sole discretion to instead utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

         "INDEPENDENT THIRD PARTY" means an individual or entity independent of the Company (and any transferor or transferee of Common Stock acquired upon the exercise of an option under the Plan, if applicable) with experience in providing investment banking appraisal or valuation services and with expertise generally in the valuation of securities or other property of the type at issue, that is chosen by the Board, in its sole discretion, to value securities or other property for purposes of this Plan. The Company's independent accountants shall be deemed to satisfy the criteria for an Independent Third Party if selected by the Board for that purpose. The Board may utilize one or more Independent Third Parties.

         "PARTICIPANT" means an employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

         "PLAN" means the ClearWorks Technologies, Inc. Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

         "RESTRICTED STOCK" means Common Stock that is restricted or subject to forfeiture provisions.

         "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

         "SUBSIDIARY" means any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation.

         "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Company or any Subsidiary. A Participant employed by a Subsidiary of the Company shall also be deemed to incur a Termination of Employment if the Subsidiary ceased to be a Subsidiary and the participant does not immediately thereafter become an employee of the Company or another Subsidiary.

         3. ELIGIBILITY. All employees of the Company and its Subsidiaries (but excluding members of the Committee) who are responsible for or contribute to the management, growth and profitability of the business of the Company are eligible for Awards under this Plan. The Committee shall select the Participants in the Plan from time to time by the grant of Awards under the Plan.

         The granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Subsidiaries any right to participate in this Plan or to be granted an Award.

         4. COMMON STOCK AVAILABLE FOR AWARDS. There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 10,000,000 shares of Common Stock. The

Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make shares of Common Stock available for issuance pursuant to Awards. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         Common Stock related to Awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards hereunder; provided, the person holding such Award receives no benefits of ownership (within the meaning of Rule 16b-3) while holding such Award. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

         In the event of any merger, reorganization, consolidation, recapitalization, spin-off, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other similar change in corporate structure affecting the Common Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any stock option.

         5. ADMINISTRATION. This Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than two (2) disinterested persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board. The Committee shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (a) not adverse to the Participant holding such Award or (b) consented to by such Participant, including (in either case), with respect to Awards of incentive stock options (an "ISO"), an amendment or modification that may result in an ISO's losing its status as an ISO. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

         (a) to select the employees to whom Awards may from time to time be granted;

         (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock or any combination thereof are to be granted hereunder;

         (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

         (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the share price, any vesting restriction or limitation and any vesting acceleration of forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine);

         (e) to adjust the terms and conditions, at any time or from time to time, of any Awards, including with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

         (f) to determine under what circumstances an Award may be settled in cash or Common Stock;

         (g) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an award shall be deferred.

         6. DELEGATION OF AUTHORITY. The Committee may delegate to the President and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

         7. AWARDS. The Committee shall determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the President of the Company for and on behalf of the Company. An Award Agreement may include provisions for the repurchase by the Company of Common Stock acquired pursuant to the Plan and the repurchase of a Participant's option rights under the Plan. Awards may consist of those listed in this Paragraph 7 and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (a) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (b) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding anything herein to the contrary, no Participant may be granted Awards to acquire, in the aggregate, more than 40% of the shares of Common Stock originally authorized for Awards under this Plan, subject to adjustment as provided in Paragraph 14. In the event of an increase in the number of shares authorized under the Plan, the 40% limitation will apply to the increased number of shares authorized.

         (i) STOCK OPTION. An Award may consist of a right to purchase a specified number of shares of Common Stock at a price specified by the Committee in the Award Agreement or otherwise. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Pursuant to the ISO requirements of Code Section 422, notwithstanding anything herein to the contrary, (a) no ISO can be granted under the Plan more than ten years following the Effective Date of the Plan,
(b) no Participant may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Award is granted) of the Common Stock with respect to which ISOs (including Awards hereunder) are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent and subsidiary corporations) would exceed $100,000, and (c) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Stock at the time of grant (or not less than 110% of such Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary).

         (ii) STOCK APPRECIATION RIGHT. An Award may consist of a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the stock appreciation right ("SAR") is exercised over a specified strike price as set forth in the applicable Award Agreement.

         (iii) STOCK AWARD. An Award may consist of Common Stock or may be denominated in units of Common Stock. All or part of any stock Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance. Such Awards may be based on Fair Market Value or other specified valuations. The certificates evidencing shares of Common Stock issued in connection with a stock Award shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto.

         (iv) CASH AWARD. An Award may be denominated in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the Award Agreement, including, but not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other comparable measurements of performance.

         8.   PAYMENT OF AWARDS.

         (a) GENERAL. Payment of Awards may be made in the form of cash or Common Stock or combinations thereof and may include such restrictions as the Committee shall determine including, in the case of Common Stock, restrictions on transfer and forfeiture provisions.

         (b) DEFERRAL. The Committee may, in its discretion, (i) permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee or (ii) provide for the deferral of an Award in an Award Agreement or otherwise. Any such deferral may be in the form of installment payments or a future lump sum payment. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may be forfeited if and to the extent that the Award Agreement so provides.

         (c) DIVIDENDS AND INTEREST. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Stock or units of Common Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Common Stock or units of Common Stock.

         (d) SUBSTITUTION OF AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

         9. CHANGE IN CONTROL. If so provided in the Award Agreement, an Award shall become fully exercisable and restrictions on Restricted Stock shall lapse upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from Company; (2) any acquisition by the Company; (3) any acquisition by a Person including the participant or with whom or with which the participant is affiliated; (4) any acquisition by a Person or Persons one or more of which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the Effective Date; (5) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (6) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and
(C) of paragraph (iii) herein; or

         (ii) During any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the Continuing Directors, as hereinafter defined, in office on the date of such election or nomination for election for the new director. For purposes hereof, "Continuing Director" shall mean (a) any member of the Board at the close of business on the Effective Date; or (b) any member of the Board who succeeded any Continuing Director describe in clause (1) above if such successor's election, or nomination for election, by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

         (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 60% of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such reorganization, merger or consolidation, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of the corporation resulting from such reorganization, merger or consolidation, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger are Continuing Directors at the time of the execution of the initial agreement providing for such reorganization or consolidation; or

         (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition,
(1) more than 60% of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (3) at least a majority of the members of the board of directors of such a corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

         10. STOCK OPTION EXERCISE. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Stock or surrendering all or part of that or any other Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Stock or Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Awards by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee.

         11. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         12. AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (a) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. Notwithstanding the foregoing, no amendment or modification shall be made, without the approval of the shareholders of the Company, which would:

         (i) Increase the total number of shares reserved for the purposes of the Plan under Paragraph 4, except as provided in Paragraph 15; or

         (ii) Materially modify the requirements as to eligibility for participation in the Plan.

         13. TERMINATION OF EMPLOYMENT. Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award.

         14. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable during the Participant's lifetime and, after the death of the Participant, except to his executor or the personal representative of the participant's estate; provided, however, that the Committee may allow for assignments (i) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") and (ii) if the Award Agreement, as approved by the Committee, expressly so provides, to a Permitted Assignee, provided that no consideration is received in connection with any such assignment. No ISO Award under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. An Award that has been transferred pursuant to the preceding two sentences may not be further transferred unless the transfer is made in accordance with the preceding sentence or the transfer is made to the Participant. "Permitted Assignee" means a Family Partnership or a Family Trust. A "Family Partnership" shall mean any partnership, general or limited, in which at the time of transfer the Participant is a partner and each of the remaining members of the partnership are either (x) members of the Participant's immediate family, (y) a Family Trust, or (z) a charitable organization that is described under Section 170(c) of the Code (a "Charity"); provided, however, that Charities may not have more than an aggregate of a five percent capital or profits interest in the partnership. A "Family Trust" shall mean any trust in which, at the time of transfer, the beneficiaries under the trust are limited to one or more of (a) the Participant, (b) a member or members of the Participant's immediate family, and (c) one or more Charities, provided that all such Charities have no more than an aggregate of a five percent actuarial interest in the trust. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void.

         15.   ADJUSTMENTS.

         (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Committee may adjust proportionally (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding Awards denominated in Common Stock or units of Common Stock; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of options that remain unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Committee.

         16. RESTRICTIONS. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to
Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed and any applicable federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         17. PARACHUTE PAYMENT LIMITATION. Notwithstanding any provision of this Plan to the contrary, the Committee may provide in the Award Agreement for a limitation on the acceleration of vesting and exercisability of unmatured Awards to the extent necessary to avoid or mitigate the impact on the Participant of the golden parachute excise tax under Section 4999 of the Code. In the event the Award Agreement does not contain any contrary provision regarding the method of avoiding or mitigating the impact of the golden parachute excise tax under Section 4999 of the Code on the Participant, then, the aggregate present value of all parachute payments payable to or for the benefit of the Participant, whether payable pursuant to the Award or otherwise, shall be limited to three times the Participant's base amount less one dollar and, to the extent necessary, the exercise of this Award shall be limited by the Administrator, in its discretion, in order that this limitation not be exceeded. For purposes of this Paragraph 17, the terms "parachute payment," "base amount" and "present value" shall have the meanings assigned thereto under Section 280G of the Code. It is the intention of this Paragraph 17 to avoid excise taxes on the Participant under Section 4999 of the Code or the disallowance of a deduction to the Company pursuant to Section 280G of the Code.

         18. UNFUNDED PLAN. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement with such Participant, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         19. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

         20. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of the date (the "Effective Date") it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by written consent of the holders of a majority of shares of outstanding shares of Common Stock within one year of the Effective Date. If the shareholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of Awards hereunder shall be null and void.

         21. NO EMPLOYMENT GUARANTEED. No provision of this Plan or any Award Agreement hereunder shall confer any right upon any employee to continued employment with the Company or any Subsidiary.

         22. RIGHTS AS SHAREHOLDER. Unless otherwise provided under the terms of an Award Agreement, a Participant shall have no rights as a holder of Common Stock with respect to Awards granted hereunder, unless and until certificates for Common Stock are issued to such Participant.

                           Attested to by the Secretary of ClearWorks

                           Technologies, Inc. as adopted by the Board of Directors and Shareholders of ClearWorks

                           Technologies, Inc. effective as of the _____day of _______________, 1999 (the "Effective Date").



                           ------------------------------------
                           Celia Figueroa
                           Corporate Secretary

PROXY                                                                      PROXY

                          CLEARWORKS TECHNOLOGIES, INC.
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
               Proxy Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Michael T. McClere and Shannon McLeroy, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of ClearWorks Technologies, Inc. (the "Corporation") to be held at ______, on ___ _, 2000, at _______________________________, Houston, Texas, or any adjournments thereof, on the following matters:

                    /X/ Please mark votes as in this example.


1.       ELECTION OF DIRECTORS

         Nominees: Michael T. McClere, Dennis Majeski and Raymond G. Harrell
                   III.

         FOR ALL NOMINEES  / /
         WITHHELD FROM ALL NOMINEES  / /
         FOR ALL NOMINEES EXCEPT AS NOTED ABOVE  / /

2. Proposal to amend the Corporation's Certificate of Incorporation to change the name of the Corporation to ClearWorks.net, Inc.

         / /  FOR             / /  AGAINST             / /  ABSTAIN

3.       Proposal to approve the Corporation's 1999 Long-Term Incentive Plan.

         / /  FOR             / /  AGAINST            / /  ABSTAIN

4. Proposal to ratify the selection of KPMG LLP as the Company's certified independent accountants.

         / /  FOR             / /  AGAINST            / /  ABSTAIN


                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

5. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

         / /  YES             / /  NO                / /  ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /

         Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, 4 and 5. This proxy is solicited on behalf of the Board of Directors of ClearWorks Technologies, Inc.

                                         Dated:
                                               --------------------------------

                                         Signature:
                                                   ----------------------------

                                         Signature:
                                                   ----------------------------
                                         Signature if held jointly

                                         (Please sign exactly as shown on your
                                         stock certificate and on the envelope
                                         in which this proxy was mailed. When
                                         signing as partner, corporate officer,
                                         attorney, executor, administrator,
                                         trustee, guardian, etc., give full
                                         title as such and sign your own name as
                                         well. If stock is held jointly, each
                                         joint owner should sign.)


 EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS
                      PROXY IN THE ACCOMPANYING ENVELOPE.